UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2018, Zimmer Biomet Holdings, Inc. (the “Company”) completed its previously announced public offering of $450,000,000 aggregate principal amount of its Floating Rate Notes due 2021 (the “Floating Rate Notes”) and $300,000,000 aggregate principal amount of its 3.700% Notes due 2023 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”).

The Notes were issued pursuant to the Fifth Supplemental Indenture dated as of March 19, 2018 (the “Supplemental Indenture”) to the Company’s Indenture (the “Base Indenture”) dated as of November 17, 2009 between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Pursuant to a Calculation Agent Agreement dated as of March 19, 2018 (the “Agent Agreement”) relating to the Floating Rate Notes, the Company has appointed Wells Fargo Bank, National Association to act as calculation agent for the Floating Rate Notes. For a description of the material terms of the Supplemental Indenture and the Notes, see the information set forth below under Item 2.03, which is incorporated into this Item 1.01.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-209394), the prospectus dated February 4, 2016, and the related prospectus supplement dated March 8, 2018.

Copies of the Base Indenture, the Supplemental Indenture and the Agent Agreement are attached hereto as Exhibits 4.1, 4.2 and 99.1, respectively, and are incorporated herein by reference. The description of the Agent Agreement set forth above is qualified in its entirety by reference to the full text of the Agent Agreement.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information above under Item 1.01 is incorporated into this Item 2.03.

The Floating Rate Notes accrue interest at a floating rate per annum, reset quarterly, equal to three-month LIBOR (as defined in the Supplemental Indenture) plus 0.750%, which interest will be payable quarterly in arrears on March 19, June 19, September 19 and December 19 of each year, commencing on June 19, 2018. Interest will be paid to the holders of record of the Floating Rate Notes at the close of business on the March 1, June 1, September 1 and December 1, respectively, immediately preceding the related interest payment date. The Floating Rate Notes mature on March 19, 2021. The Floating Rate Notes are not redeemable prior to March 20, 2019. From and after March 20, 2019, the Company may redeem at its option, in whole or in part, at any time and from time to time, the Floating Rate Notes at a redemption price equal to 100% of the principal amount of the Floating Rate Notes to be redeemed on the redemption date, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Fixed Rate Notes bear interest at a rate of 3.700% per annum, which interest will be payable semi-annually in arrears on March 19 and September 19 of each year, commencing on September 19, 2018. Interest will be paid to the holders of record of the Fixed Rate Notes at the close of business on the March 1 and September 1, respectively, immediately preceding the related interest payment date. The Fixed Rate Notes mature on March 19, 2023. Prior to February 19, 2023, the Company may redeem at its option, in whole or in part, at any time and from time to time, the Fixed Rate Notes at a redemption price equal to the greater of (1) 100% of the principal amount of the Fixed Rate Notes to be redeemed on the redemption date and (2) the sum of the present values of the remaining scheduled payments of principal and interest (excluding any accrued interest as of the redemption date) on the Fixed Rate Notes to be redeemed on the redemption date that would be due after the related redemption date if such Fixed Rate Notes matured on February 19, 2023, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate (as defined in the Supplemental Indenture) plus 20 basis points, plus, in each case, accrued and unpaid interest on the Fixed Rate Notes being redeemed to, but excluding, the redemption date. From and after February 19, 2023, the Company may redeem at its option, in whole or in part, at any time and from time to time, the Fixed Rate Notes at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes to be redeemed on the redemption date, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

If a Change of Control Repurchase Event (as defined in the Supplemental Indenture) occurs with respect to a series of Notes, unless the Company has exercised its right to redeem such Notes pursuant to the Base Indenture as supplemented by the Supplemental Indenture, the Company will make an offer to each holder of the Notes of such series to repurchase all or any part of that holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of repurchase.

The Base Indenture and Supplemental Indenture provide for customary events of default, including, among other things, nonpayment, failure to comply with the other covenants, warranties and agreements in the Base Indenture and Supplemental Indenture for a period of 60 days after notice thereof, and certain events of bankruptcy, insolvency and reorganization.

The description set forth above is qualified in its entirety by reference to the full text of the Base Indenture and the Supplemental Indenture (including the forms of Notes attached thereto).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of November 17, 2009, between Zimmer Holdings, Inc. (now known as Zimmer Biomet Holdings, Inc.) and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed December 13, 2016).

4.2	Fifth Supplemental Indenture, dated as of March 19, 2018, between Zimmer Biomet Holdings, Inc. and Wells Fargo Bank, National Association, as trustee.

4.4	Form of Floating Rate Notes due 2021 (included in Exhibit 4.2).

4.5	Form of 3.700% Notes due 2023 (included in Exhibit 4.2).

5.1	Opinion of Faegre Baker Daniels LLP.

23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1 hereto).

99.1	Calculation Agent Agreement, dated as of March 19, 2018, by and between Zimmer Biomet Holdings, Inc. and Wells Fargo Bank, National Association, as calculation agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2018

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General
Counsel and Secretary